 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2019

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
772 East Utah Valley Drive
American Fork, UT 84003
(Address of principal executive offices)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

Item 7.01. Regulation FD Disclosure.
On June 6, 2019, Domo, Inc. (the “Company”) conducted its earnings call for its fiscal quarter ended April 30, 2019, the Company reported its results including billings of $41.1 million and provided guidance for billings for the fiscal quarter ending July 31, 2019 of $42.0 million. In its earnings call for the fiscal year ended January 31, 2019, the Company provided guidance for billings for the fiscal year ending January 31, 2020 of $198 million. When subtracting actual first quarter billings and forecasted second quarter billings from forecasted billings for the full fiscal year, it implied guidance for billings for the second half of the fiscal year ending January 31, 2020 of $114.9, representing approximately 20% growth over the same period in the prior fiscal year.
During the first fiscal quarter earnings call, the Company also reported its adjusted net cash used in operating activities of $22.2 million for the fiscal quarter ended April 30, 2019 and provided guidance for adjusted net cash used in operating activities of $20.5 million and $74.5 million, respectively, for the fiscal quarter ended July 31, 2019 and fiscal year ending January 31, 2020. When subtracting actual first quarter adjusted net cash used in operating activities and forecasted adjusted net cash used in operating activities for the second fiscal quarter ending July 31, 2019 from forecasted adjusted net cash used in operating activities for the full fiscal year, it implied guidance for adjusted net cash used in operating activities for the second half of fiscal year ending January 31, 2020 of $31.8 million.
In a call with a securities analyst after the Company’s earnings conference call, a representative of the Company unintentionally disclosed the breakdown of third and fourth fiscal quarter for modeled billings and adjusted net cash used in operating activities for the second half of the fiscal year ending January 31, 2020. The additional billings information for the third fiscal quarter and fourth fiscal quarter was approximately $47 million and $68 million, respectively. The additional adjusted net cash used in operating activities information for the third fiscal quarter and fourth fiscal quarter was $17.3 million and $14.5 million, respectively.
This Form 8-K is being furnished solely to satisfy the requirements of Regulation FD in light of the inadvertent disclosure. The Company does not intend to update this information or release similar information in the future.
Note Regarding Presentation of Non-GAAP Financial Measures
The Company references billings and adjusted net cash used in operating activities in this Item 7.01, which are not financial measures in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.
The Company uses billings and adjusted net cash used in operating activities along with other non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance and liquidity by excluding certain expenses that may not be indicative of the Company’s ongoing core business operating results. The Company’s management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.
For a definition of billings and adjusted net cash used in operating activities to GAAP measures and a reconciliation of such measures to their most directly comparable GAAP measures for historical periods, please see the tables captioned “Reconciliation of Non-GAAP Financial Measures” included at the end of the Company’s earnings press release, which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 6, 2019. The Company has not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within the Company’s control or cannot be reasonably predicted.
Forward-Looking Statements
This Item 7.01 contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our financial outlook for second, third and fourth fiscal quarters of the fiscal year ending January 31, 2020. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption “Risk Factors” and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 15, 2019 and the Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2019 expected to be filed with the SEC on or about June 12, 2019.  All information provided in this Item 7.01 is as of the date hereof, and we undertake no duty to update this information unless required by law.
The information referenced under Item 7.01 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report. This Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: June 7, 2019	By:	/s/ Bruce Felt
Bruce Felt
Chief Financial Officer